UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 28, 2005
                                                         ----------------

                                UTIX GROUP, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           0-24015                   75-2340624
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)

                          7 NEW ENGLAND EXECUTIVE PARK
                              BURLINGTON, MA, 01803
                     --------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 229-2589
              ---------------------------------------------------
              Registrant's telephone number, including area code:


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

Effective as of October 28, 2005, Steven Apesos resigned his position as Executive Vice President and Manager of Affinity and Partnerships of the Company. Mr. Apesos resignation from his position was for personal reasons and did not involve any disagreement with the Company.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   UTIX GROUP, INC.

Date: October 28, 2005                             By: /s/ Anthony G. Roth
                                                       -------------------------
                                                       Anthony G. Roth, CEO and
                                                       President